Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended June 30, 2026
– Quarterly GAAP Earnings of $0.01 and Distributable Earnings (DE) of $0.40 per Diluted Share –
– Invested $2.5 Billion in the Quarter and $6.7 Billion through July –
– Record Total Assets of $31.8 Billion and Commercial Lending Assets of $17.3 Billion –
– Repurchased $30 Million of Common Shares in the Six Months –
– Dividend of $0.48 per Share –
– Awarded Nareit Gold Investor CARE Award for 10th Time in 12 Years –
MIAMI BEACH, FL, August 6, 2026 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2026. The Company delivered second quarter GAAP net income of $6.6 million, and Distributable Earnings (a non-GAAP financial measure) was $151.5 million. See reconciliation tables below.

“Real estate fundamentals are improving steadily in almost every asset class, supported by a drop in construction and broad and robust economic growth. This provides a more constructive backdrop to deploy capital and improving credit in our loan portfolio. For us importantly, it provides a solid foundation to support the values of our real estate owned and underperforming loan assets. We expect to resolve nearly $900 million of underperforming assets by year end or shortly thereafter, returning the trapped equity to higher use cases across all our business lines,” said Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“We have invested $6.7 billion through July, at double digit return on equity, and our $2.1 billion of corporate debt transactions in the quarter extends our weighted average corporate debt maturity to 3.7 years and lowers our cost of funds, solidifying an already strong balance sheet. This positions us well to continue deploying capital and driving growth across all our business lines,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Thursday, August 6, 2026, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13758023
The playback can be accessed through August 20, 2026.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of June 30, 2026, the Company has successfully deployed $120 billion of capital since inception and manages a portfolio of $32 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended June 30, 2026
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$327,151	$66,991	$—	$4,273	$—	$398,415	$—	$398,415
Interest income from investment securities	15,344	481	—	22,170	—	37,995	(33,245)	4,750
Servicing fees	111	—	—	20,476	—	20,587	(3,920)	16,667
Rental income	19,808	—	63,827	4,219	—	87,854	—	87,854
Other revenues	1,800	1,474	362	1,524	822	5,982	—	5,982
Total revenues	364,214	68,946	64,189	52,662	822	550,833	(37,165)	513,668
Costs and expenses:
Management fees	165	—	—	—	30,392	30,557	—	30,557
Interest expense	160,750	38,625	28,775	9,117	107,564	344,831	(254)	344,577
General and administrative	14,979	6,015	7,925	23,661	4,114	56,694	—	56,694
Costs of rental operations	16,161	—	7,254	2,898	—	26,313	—	26,313
Depreciation and amortization	4,780	9	29,137	1,082	252	35,260	—	35,260
Credit loss provision, net	29,816	348	—	—	—	30,164	—	30,164
Other expense	88	787	227	101	—	1,203	—	1,203
Total costs and expenses	226,739	45,784	73,318	36,859	142,322	525,022	(254)	524,768
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	33,087	33,087
Change in fair value of servicing rights	—	—	—	1,018	—	1,018	726	1,744
Change in fair value of investment securities, net	(1,587)	—	—	(1,717)	—	(3,304)	3,252	(52)
Change in fair value of mortgage loans, net	(12,711)	—	—	12,650	—	(61)	—	(61)
Income from affordable housing fund investments	—	—	4,929	—	—	4,929	—	4,929
Earnings from unconsolidated entities	—	2,677	—	193	—	2,870	(154)	2,716
Gain on sale of investments and other assets, net	88	—	27	2,264	—	2,379	—	2,379
Gain (loss) on derivative financial instruments, net	21,529	350	8,354	983	(34,240)	(3,024)	—	(3,024)
Foreign currency (loss) gain, net	(5,719)	—	13	—	—	(5,706)	—	(5,706)
Other (loss) income, net	(2,597)	—	(1,092)	6	—	(3,683)	—	(3,683)
Total other (loss) income	(997)	3,027	12,231	15,397	(34,240)	(4,582)	36,911	32,329
Income (loss) before income taxes	136,478	26,189	3,102	31,200	(175,740)	21,229	—	21,229
Income tax (provision) benefit	(2,536)	(95)	8	(3,601)	—	(6,224)	—	(6,224)
Net income (loss)	133,942	26,094	3,110	27,599	(175,740)	15,005	—	15,005
Net income attributable to non-controlling interests	(4)	—	(5,325)	(3,119)	—	(8,448)	—	(8,448)
Net income (loss) attributable to Starwood Property Trust, Inc.	$133,938	$26,094	$(2,215)	$24,480	$(175,740)	$6,557	$—	$6,557

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended June 30, 2026
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$133,938	$26,094	$(2,215)	$24,480	$(175,740)	$6,557
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,629	—	—	4,629
Non-controlling interests attributable to unrealized gains/losses	—	—	(2,724)	(2,226)	—	(4,950)
Non-cash equity compensation expense	2,585	788	2,014	1,449	6,477	13,313
Depreciation and amortization	4,817	—	29,632	1,121	—	35,570
Straight-line rent adjustment	—	—	(1,697)	57	—	(1,640)
Interest income adjustment for loans and securities	4,675	—	—	12,686	—	17,361
Consolidated income tax provision (benefit) associated with fair value adjustments	2,536	95	(8)	3,601	—	6,224
Other non-cash items	5	447	(82)	(407)	—	(37)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	12,711	—	—	(12,650)	—	61
Credit loss provision, net	29,816	348	—	—	—	30,164
Securities	1,587	—	—	1,717	—	3,304
Woodstar Fund investments	—	—	(4,929)	—	—	(4,929)
Derivatives	(21,529)	(350)	(8,354)	(983)	34,240	3,024
Foreign currency	5,719	—	(13)	—	—	5,706
Earnings from unconsolidated entities	—	(2,677)	—	(193)	—	(2,870)
Sales of properties	(32)	—	(27)	(2,264)	—	(2,323)
Recognition of Distributable realized gains / (losses) on:
Loans	(454)	—	—	12,636	—	12,182
Securities	(51)	—	—	(682)	—	(733)
Woodstar Fund investments	—	—	18,208	—	—	18,208
Derivatives	8,570	248	(235)	1,650	(2,907)	7,326
Foreign currency	803	—	13	—	—	816
Earnings from unconsolidated entities	—	2,146	—	469	—	2,615
Sales of properties	32	—	(35)	1,928	—	1,925
Distributable Earnings (Loss)	$185,728	$27,139	$34,177	$42,389	$(137,930)	$151,503
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.49	$0.07	$0.09	$0.11	$(0.36)	$0.40

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the six months ended June 30, 2026
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$637,465	$128,429	$—	$6,332	$—	$772,226	$—	$772,226
Interest income from investment securities	30,981	865	—	46,103	—	77,949	(67,761)	10,188
Servicing fees	223	—	—	72,095	—	72,318	(7,631)	64,687
Rental income	36,113	—	124,670	7,042	—	167,825	—	167,825
Other revenues	4,013	2,947	819	1,927	1,492	11,198	—	11,198
Total revenues	708,795	132,241	125,489	133,499	1,492	1,101,516	(75,392)	1,026,124
Costs and expenses:
Management fees	197	—	—	—	66,542	66,739	—	66,739
Interest expense	315,673	75,321	56,726	15,943	210,218	673,881	(398)	673,483
General and administrative	31,771	11,933	16,793	45,589	8,941	115,027	—	115,027
Costs of rental operations	29,377	—	14,514	5,556	—	49,447	—	49,447
Depreciation and amortization	9,017	19	57,215	2,232	503	68,986	—	68,986
Credit loss provision (reversal), net	30,402	(615)	—	—	—	29,787	—	29,787
Other expense	165	899	299	241	—	1,604	—	1,604
Total costs and expenses	416,602	87,557	145,547	69,561	286,204	1,005,471	(398)	1,005,073
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	65,589	65,589
Change in fair value of servicing rights	—	—	—	2,022	—	2,022	(815)	1,207
Change in fair value of investment securities, net	(1,136)	—	—	(9,638)	—	(10,774)	10,811	37
Change in fair value of mortgage loans, net	(33,691)	—	—	20,962	—	(12,729)	—	(12,729)
Income from affordable housing fund investments	—	—	17,393	—	—	17,393	—	17,393
Earnings from unconsolidated entities	—	3,520	—	605	—	4,125	(591)	3,534
Gain on sale of investments and other assets, net	298	—	496	2,264	—	3,058	—	3,058
Gain (loss) on derivative financial instruments, net	37,892	439	10,630	1,225	(55,673)	(5,487)	—	(5,487)
Foreign currency (loss) gain, net	(11,834)	—	38	—	—	(11,796)	—	(11,796)
Loss on extinguishment of debt	—	(31)	(304)	—	—	(335)	—	(335)
Other (loss) income, net	(5,472)	51	(1,401)	6	—	(6,816)	—	(6,816)
Total other (loss) income	(13,943)	3,979	26,852	17,446	(55,673)	(21,339)	74,994	53,655
Income (loss) before income taxes	278,250	48,663	6,794	81,384	(340,385)	74,706	—	74,706
Income tax benefit (provision)	9,192	(145)	25	(11,351)	—	(2,279)	—	(2,279)
Net income (loss)	287,442	48,518	6,819	70,033	(340,385)	72,427	—	72,427
Net income attributable to non-controlling interests	(7)	—	(12,152)	(1,833)	—	(13,992)	—	(13,992)
Net income (loss) attributable to Starwood Property Trust, Inc.	$287,435	$48,518	$(5,333)	$68,200	$(340,385)	$58,435	$—	$58,435

Reconciliation of Net Income to Distributable Earnings
For the six months ended June 30, 2026
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$287,435	$48,518	$(5,333)	$68,200	$(340,385)	$58,435
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	9,258	—	—	9,258
Non-controlling interests attributable to unrealized gains/losses	—	—	(4,031)	(6,971)	—	(11,002)
Non-cash equity compensation expense	5,669	1,540	4,009	2,874	13,215	27,307
Management incentive fee	—	—	—	—	5,567	5,567
Depreciation and amortization	9,090	—	58,206	2,313	—	69,609
Straight-line rent adjustment	—	—	(3,346)	171	—	(3,175)
Interest income adjustment for loans and securities	9,749	—	—	18,062	—	27,811
Consolidated income tax (benefit) provision associated with fair value adjustments	(9,192)	145	(25)	11,351	—	2,279
Other non-cash items	7	447	(164)	(813)	—	(523)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	33,691	—	—	(20,962)	—	12,729
Credit loss provision (reversal), net	30,402	(615)	—	—	—	29,787
Securities	1,136	—	—	9,638	—	10,774
Woodstar Fund investments	—	—	(17,393)	—	—	(17,393)
Derivatives	(37,892)	(439)	(10,630)	(1,225)	55,673	5,487
Foreign currency	11,834	—	(38)	—	—	11,796
Earnings from unconsolidated entities	—	(3,520)	—	(605)	—	(4,125)
Sales of properties	(356)	—	(496)	(2,264)	—	(3,116)
Recognition of Distributable realized gains / (losses) on:
Loans	(822)	—	—	21,194	—	20,372
Securities	(137)	—	—	(5,936)	—	(6,073)
Woodstar Fund investments	—	—	37,029	—	—	37,029
Derivatives	21,205	279	(3,324)	1,926	(5,724)	14,362
Foreign currency	942	—	38	—	—	980
Earnings from unconsolidated entities	—	2,657	—	905	—	3,562
Sales of properties	(4,753)	—	(135)	1,928	—	(2,960)
Distributable Earnings (Loss)	$358,008	$49,012	$63,625	$99,786	$(271,654)	$298,777
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.94	$0.13	$0.16	$0.26	$(0.71)	$0.78

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of June 30, 2026
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$22,616	$206,331	$30,912	$9,281	$98,452	$367,592	$—	$367,592
Restricted cash	177,912	46,173	2,802	189	45,688	272,764	—	272,764
Loans held-for-investment, net	16,965,888	2,851,080	—	—	—	19,816,968	—	19,816,968
Loans held-for-sale	2,154,653	—	—	62,828	—	2,217,481	—	2,217,481
Investment securities	556,876	123,934	—	1,262,903	—	1,943,713	(1,540,884)	402,829
Properties, net	1,028,671	—	2,938,255	31,743	—	3,998,669	—	3,998,669
Investments of consolidated affordable housing fund	—	—	1,725,368	—	—	1,725,368	—	1,725,368
Investments in unconsolidated entities	8,514	61,517	—	33,200	—	103,231	(15,030)	88,201
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets, net	2,522	—	405,459	71,062	—	479,043	(38,069)	440,974
Derivative assets	23,233	—	931	242	—	24,406	—	24,406
Accrued interest receivable	195,044	3,611	4	493	1,664	200,816	—	200,816
Other assets	195,215	20,947	111,988	(16,670)	50,735	362,215	—	362,215
VIE assets, at fair value	—	—	—	—	—	—	30,868,147	30,868,147
Total Assets	$21,331,144	$3,433,002	$5,215,719	$1,595,708	$196,539	$31,772,112	$29,274,164	$61,046,276
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$232,135	$38,666	$123,067	$37,521	$144,167	$575,556	$—	$575,556
Related-party payable	—	—	—	—	27,033	27,033	—	27,033
Dividends payable	—	—	—	—	180,744	180,744	—	180,744
Derivative liabilities	64,972	—	—	—	26,601	91,573	—	91,573
Secured financing agreements, net	9,496,528	716,722	731,638	583,078	2,491,581	14,019,547	(19,656)	13,999,891
Securitized financing, net	1,603,874	1,810,038	1,397,599	—	—	4,811,511	—	4,811,511
Unsecured senior notes, net	—	—	—	—	4,882,722	4,882,722	—	4,882,722
VIE liabilities, at fair value	—	—	—	—	—	—	29,293,820	29,293,820
Total Liabilities	11,397,509	2,565,426	2,252,304	620,599	7,752,848	24,588,686	29,274,164	53,862,850
Temporary Equity: Redeemable non-controlling interests	—	—	356,377	—	—	356,377	—	356,377
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,798	3,798	—	3,798
Additional paid-in capital	2,904,306	465,056	329,107	(974,433)	4,267,303	6,991,339	—	6,991,339
Treasury stock	—	—	—	—	(167,962)	(167,962)	—	(167,962)
Retained earnings (accumulated deficit)	7,019,517	402,520	2,072,106	1,827,396	(11,659,448)	(337,909)	—	(337,909)
Accumulated other comprehensive income	9,697	—	—	—	—	9,697	—	9,697
Total Starwood Property Trust, Inc. Stockholders’ Equity	9,933,520	867,576	2,401,213	852,963	(7,556,309)	6,498,963	—	6,498,963
Non-controlling interests in consolidated subsidiaries	115	—	205,825	122,146	—	328,086	—	328,086
Total Permanent Equity	9,933,635	867,576	2,607,038	975,109	(7,556,309)	6,827,049	—	6,827,049
Total Liabilities and Equity	$21,331,144	$3,433,002	$5,215,719	$1,595,708	$196,539	$31,772,112	$29,274,164	$61,046,276